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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


                Date of Report (date of earliest event reported):

                                December 18, 2000


                       ANALYSTS INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)


     MINNESOTA                     0-4090              41-0905408
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(State or other jurisdiction      (Commission          (IRS Employer
 of Incorporation)                File Number)         Identification Number)


  3601 WEST 76TH STREET, MINNEAPOLIS, MINNESOTA                  55435-3000
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(Address for principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:         (952) 835-5900
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                       ANALYSTS INTERNATIONAL CORPORATION
                   (Information to be included in the Report)


ITEM 7(c).        EXHIBITS.

         (1) News Release dated December 19, 2000 announcing the change in Analysts International Corporation's fiscal year-end.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  On December 18, 2000, the Board of Directors of Analysts International Corporation approved a change in the Company's fiscal year-end from June 30 to December 31, effective December 31, 2000. The registrant will be filing a transitional report on Form 10-K with respect to the six-month period ending December 31, 2000 no later than March 31, 2001. The Company's next full twelve-month fiscal year will commence on January 1, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned, thereunto duly authorized.

                                     ANALYSTS INTERNATIONAL CORPORAITON


Dated:  December 29, 2000            By:_______________________________________
                                        Marti R. Charpentier
                                        Vice President--Finance